Principal Life Insurance Company
Principal Life Insurance Company Variable Life Separate Account
Supplement dated September 19, 2025
to the Summary Prospectus for Existing Investors dated May 1, 2025 for
Principal® Variable Universal Life Income
(as previously supplemented)

This supplement updates information contained in the Updating Summary Prospectus for Existing Investors for the variable annuity contract referenced above. Please retain this supplement for future reference.

Add the following section immediately prior to the section titled “UPDATED INFORMATION ABOUT YOUR POLICY”:

SPECIAL TERMS
The terms defined below are used throughout this prospectus.
Company (and we, us, our) - Principal Life Insurance Company.
Data Pages - the pages of the policy which contain information specific to you, to the Insured and the Policy. Current or revised Data Pages may be sent to you from time to time which reflect the current status of your Policy.
Division – a part of the Separate Account which invests in shares of a corresponding Underlying Fund. The "Money Market Division" refers to the Fidelity VIP Government Money Market Division.
Face Amount – life insurance coverage amount. It is referred to as the total Face Amount.
Fixed Account – that part of the Policy that is not in the Divisions, Fixed DCA Account, or Loan Account.
General Account – assets of the Company other than those allocated to any of our Separate Accounts.
Insured – the person named as the “Insured” on the Data Pages.
Owner – the person, including joint Owner, who owns all the rights and privileges of this Policy.
Policy Date – the date from which Monthly Dates, Policy Years and policy anniversaries are determined.
Underlying Fund – a registered open-end investment company, or a separate investment account or portfolio thereof, in which a Division invests.
you, your – the Owner of the Policy.

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